EXHIBIT 99


                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":       Sanderling V Beteiligungs, GmbH & Co. KG
                           Sanderling Venture Partners V, L.P.
                           Sanderling V Biomedical, L.P.
                           Sanderling V Ventures Management
                           Sanderling Venture Partners V Co-Investment Fund, L.P
                           Sanderling V Biomedical Co-Investment Fund, L.P.
                           Sanderling VI Biomedical Co-Investment Fund, L.P.
                           Middleton, McNeil & Mills Associates V, LLC

Address:                   400 South El Camino Real, Suite 1200
                           San Mateo, CA  94402

Designated Filer:          Sanderling V Limited Partnership.

Issuer and Ticker Symbol:  Favrille, Inc. (FVRL)

Date of Event:             February 7, 2005


Each of the following is a Joint Filer with Sanderling V Limited Partnership and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:


SANDERLING V LIMITED PARTNERSHIP

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING V BETEILIGUNGS GMBH & CO. KG

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING VENTURE PARTNERS V, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director












SANDERLING V BIOMEDICAL, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING V VENTURES MANAGEMENT

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING VENTURE PARTNERS V CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director


SANDERLING VENTURE PARTNERS VI CO-INVESTMENT FUND, L.P.

By:  Middleton, McNeil & Mills Associates V, LLC
     Its General Partner

By:  /s/ Fred A. Middleton
     --------------------------------------------------
     Fred A. Middleton, Managing Director